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                                                                   EXHIBIT 10.43

                          SCHEIN PHARMACEUTICAL, INC.
                        DEFERRED COMPENSATION AGREEMENT

                            Dated November 22, 1993
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          The parties to this agreement are Schein Pharmaceutical, Inc. (the
"Company") and Jay Cayado (the "Employee").
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          The Company and its subsidiaries wish to obtain the continuing benefit of the Employee's services after an Equity Investor Transaction (as defined in section 1). The purpose of this agreement is to enable the Company and its subsidiaries to motivate the Employee to remain with the Company after an Equity Investor Transaction by providing additional cash compensation to the Employee.

          The parties agree as follows:

          1.   Deferred Compensation. Subject to the provisions of this
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agreement, the Company shall pay the Employee a bonus of $250,000 (the "Deferred
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Compensation Amount"), payable as provided herein. The Company shall pay the employee, not later than thirty days after the applicable anniversary date, an amount equal to (a) 50% of the Deferred Compensation Amount after the second anniversary of an Equity Investor Transaction, (b) an additional 25% of the Deferred Compensation Amount after the third anniversary of an Equity Investor Transaction, and (c) an additional 25% of the Deferred Compensation Amount after the fourth anniversary of an Equity Investor Transaction, provided the Employee is in the employ of the Company or any of its subsidiaries at each such anniversary date. Notwithstanding the foregoing, however, if the Employee's employment with the Company and each of its subsidiaries terminates at any time before the Final Date,

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the amount, if any, payable to the Employee, and the time any such amount shall be payable, shall be determined under section 2 of this agreement. As used in this agreement, (a) the term "Final Date" means the fourth anniversary of the consummation of the Equity Investor Transaction, and (b) the term "Equity Investor Transaction" means a transaction (or series of transactions) resulting in the stockholders (or beneficiaries of any such stockholders which are trusts) of Schein Holdings, Inc., a New York corporation of which SPINC is a subsidiary, receiving after November 1, 1993 and prior to December 31, 1994 not less than $200 million in the aggregate in respect of the disposition of shares of Schein Holdings, Inc., by cash dividend or otherwise. All payments under this agreement shall be subject to applicable federal, state and local withholdings.

          2.   Termination of Employment.
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               2.1  General. In the event of a termination of the Employee's
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employment by the Company and each of its subsidiaries for any reason including, without limitation, death or Disability (as defined below), other than a termination for Cause (as defined in section 2.2) or voluntary termination in accordance with section 2.3, the Company shall pay the Employee (or his or her estate), not later than thirty days following the termination of employment, the Deferred Compensation Amount. As used in this agreement, the term "Disability" means a permanent disability, as determined by the board of directors of the Company in its sole discretion. A Disability shall be deemed to occur at the time of that determination by the board of directors.

               2.2  Cause. If the Company or any of its subsidiaries terminates
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the Employee's employment for Cause, or the Employee terminates his or her employment in

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violation of an agreement with the Company or any of its subsidiaries, or if it is discovered after such termination of employment that the Employee had engaged in conduct that would have justified termination if employment for Cause, the Company shall have no obligation to pay any amount under this agreement. As used in this agreement, termination of employment for "Cause" means (a) the Employee's wilful and continued failure substantially to perform his or her duties with the Company and its subsidiaries, (b) fraud, misappropriation or intentional material damage to the property or business of the Company or any of its subsidiaries or (c) commission of a felony.

               2.3  Voluntary Termination.  If the Employee voluntarily
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terminates his or her employment with the Company and each of its subsidiaries before the second anniversary of an Equity Investor Transaction, the Company shall have no obligation to pay any amount under this agreement. If the Employee voluntarily terminates his or her employment with the Company and each of its subsidiaries thereafter, the Company shall pay the Employee, not later than thirty days after the applicable anniversary date, an amount equal to (a) 50% of the Deferred Compensation Amount if the termination of employment occurs after the second anniversary, but before the third anniversary, of the consummation of an Equity Investor Transaction, (b) an additional 25% of the Deferred Compensation Amount if the termination of employment occurs after the third anniversary of the consummation of an Equity Investor Transaction, but before the Final Date, and (c) an additional 25% of the Deferred Compensation if the termination of employment occurs after the Final Date.

          3.   General Provisions
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               3.1  Right to Terminate Employment.  Notwithstanding anything to
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the contrary in this agreement, nothing in this agreement shall be deemed to impose any obligation on the Company or any of its subsidiaries to continue the employment of the Employee, or on the Employee to remain in the employ of the Company or any of its subsidiaries, subject, however, to the provisions of any other agreement between the Company or any of its subsidiaries and the Employee.

               3.2  Payment not Salary. Any deferred compensation payable under
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this agreement shall not be deemed salary or other compensation to the Employee for the purposes of computing benefits to which he or she may be entitled under any pension plan or other arrangement of the Company or an affiliate of the Company for the benefit of its employees.

               3.3  Notices. Any notice or communication under this agreement
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shall be in writing and shall be deemed to have been duly given when delivered in person, or by United States mail, to the appropriate party at the address set forth below (or such other address as the party shall from time to time specify):

          If to the Company, to:

               Schein Pharmaceutical, Inc.
               100 Campus Drive
               Florham Park, New Jersey 07932
               Attention: Corporate Secretary

          If to the Employee, to:

               the address indicated on the signature page at the end of this agreement.

               3.4  Severability of Provisions. If any provision of this
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agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other

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provisions of this agreement and this agreement shall be construed and enforced as if such provisions had not been included.

               3.5  Headings and Captions. The headings and captions under this
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agreement are provided for reference and convenience only. They shall not be considered part of this agreement and shall not be employed in the construction of this agreement.

               3.6  Controlling Law. This agreement shall be construed and
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enforced according to the law of the state of New York applicable to agreements made and to be performed wholly in New York.

               3.7  Counterparts. This agreement may be executed in
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counterparts, each of which shall be considered an original, but both of which together shall constitute the same instrument.

               3.8  Entire Agreement. This agreement contains a complete
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statement of all the arrangements between the parties with respect to its subject matter, supersedes all existing agreements between them with respect to that subject matter may not be changed or terminated orally and any amendment or modification must be in writing and signed by the parties to this agreement.

                                        SCHEIN PHARMACEUTICAL, INC.


                                        By: [SIGNATURE ILLEGIBLE]
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                                                  Authorized Officer



                                        /s/ Jay Cayado
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                                        Jay Cayado
                                        30 Sail Harbour Drive
                                        New Fairfield, CT 06812

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